Exhibit 99.1

The information in this Exhibit 99.1 is furnished pursuant to Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

                                                          Ball Corporation's
                                                  Acquisition of Schmalbach-Lubeca AG
                                                         Web Cast Presentation
                                                            August 30, 2002

                                                              [Ball Logo]
[Slide 1]

                                                      Forward-Looking Statements

The information in this presentation contains "forward-looking" statements. Actual results or outcomes may differ materially from those expressed or implied. As time passes, the relevance and accuracy of forward-looking statements contained in this presentation may change. The Company currently does not intend to update any particular forward-looking statement except as it deems necessary at quarterly or annual release of earnings. Please refer to the Form 10-Q filed by Ball Corporation on August 14, 2002, and yesterday's news release, for a summary of key risk factors that could affect actual results or outcomes.

[Ball Logo]
[Slide 2]

                                                         Transaction Overview

o        Acquisition of the beverage can business of Schmalbach-Lubeca for approximately(euro)900 million in cash and assumption of approximately(euro)16 million of net debt (subject to working capital and other post-closing adjustments)
         -  Acquisition of the stock of Schmalbach-Lubeca AG from AV Packaging GmbH
         -  10 beverage can and 2 beverage end facilities with 2002 estimated sales of approximately 12 billion units
o        Closing is subject to customary conditions, and is expected in late 2002 or early 2003
o        Transaction exceeds our cost of capital out of the blocks and should be at least 15% earnings accretive the first full year

[Ball Logo]
[Slide 3]

                                                          Strategic Rationale

o        Attractively priced acquisition in our core business
o        Strong #2 position in growing and stable European can market
o        Immediately accretive to earnings and cash flow
o        Creates geographically balanced business portfolio
o        Significant opportunity to leverage best practices
         -  manufacturing (aluminum and steel)
         -  research and development
         -  purchasing
         -  management

[Ball Logo]
[Slide 4]

                                                    European Beverage Can Industry

S-L               Rexam             Can-Pack         CCK               Others
31%               39%               5%               19%               6%

38 Billion Units

Source:  Beverage Can Makers Europe

[Ball Logo]
[Slide 5]

                                                    European Beverage Can Shipments

in billions

1990       1991       1992       1993       1994       1995       1996       1997       1998       1999       2000       2001
21.7       23.8       24.7       25.4       29.2       32.3       31.9       32.9       33.0       33.8       35.4       38.0
+14%       +10%        +4%        +3%       +15%       +11%        -1%        +3%         0%        +3%        +5%        +7%

Source:  Beverage Can Makers Europe

[Ball Logo]
[Slide 6]

                                               European Beverage Can Industry by Segment

2002 Industry Mix
Soft Drinks                Beer
    51%                     49%

2002 Schmalbach-Lubeca Mix
Soft Drinks                Beer
    45%                     55%

1999-2002E Industry CAGR
Soft Drinks                     2.5%
Beer                            7.6%
Total                           4.9%

1999-2002E S-L CAGR
Soft Drinks                    10.9%
Beer                           11.2%
Total                          11.0%

Source:  Management Estimates

[Ball Logo]
[Slide 7]

                                                      European Beverage Industry
                                                           by Packaging Type

                                               Total Beverage Market by Packaging Volume

                                    1999             2000              2001             2002

PET                                  20%              22%               24%              25%

Cans                                 24%              24%               25%              25%

Glass                                44%              43%               41%              40%

Cartons                               9%               9%                8%               8%

Other                                 3%               2%                2%               2%

Total Beverage Market               100%             100%              100%             100%

Source:  Management Estimates

[Ball Logo]
[Slide 8]

                                                          Schmalbach-Lubeca
                                                          Revenues by Region

Great Britain              France / Holland              Germany              Poland
     25%                         33%                       32%                  10%

[Ball Logo]
[Slide 9]

                                                           Schmalbach-Lubeca
                                                         Quality Customer Base

[BRITVIC soft drinks logo]
[Carlsberg logo]
[Coca-Cola logo]
[Coors Brewers Ltd. Logo]
[Heineken logo]
[Interbrew logo]
[SAB logo]

These logos may be registered trademarks of their respective owners.

[Ball Logo]
[Slide 10]

                                                       World-Class Organization

o        Experienced and successful management team
o        Excellent asset base
o        Highly skilled workforce
o        Strong research and development

[Ball Logo]
[Slide 11]

                                                     Schmalbach-Lubeca Facilities

                                                     [Map of European Facilities]

[Can Producing Plant -
France:  Dunkerque, La Ciotat
Germany:  Hassloch, Hermsdorf, Oss, Weissenthurm
Great Britain:  Rugby, Runcorn, Wrexham
Poland:  Radomsko]

[End Producing Plant:  Deeside, Great Britain; Braunschweig, Germany]

[Technical Center:  Bonn, Germany]

[Headquarters:  Ratingen, Germany]

[Ball Logo]
[Slide 12]

                                                         Due Diligence Review

o        Exploratory discussions have occurred periodically over the past several years
o        Significant discussions and due diligence completed in past 4 to 5 months
         -  Sales and marketing
         -  Manufacturing operations
         -  Tax
         -  Finance and accounting
         -  Environmental
         -  Legal
         -  Human resources

[Ball Logo]
[Slide 13]

                                                         Transaction Multiples

                     2002E
Price/Sales          0.85x
Price/EBITDA         5.2x
Price/EBITA          7.7x

[Ball Logo]
[Slide 14]
                                                           Schmalbach-Lubeca
                                                           Beverage Business

Revenue (millions)
         2000            2001          2002E
         €869            €953         €1,093

EBITA (millions)
         2000            2001          2002E
          €94            €102           €126

Source:  Schmalbach-Lubeca financials under International Accounting Standards

[Ball Logo]
[Slide 15]

                                                           Schmalbach-Lubeca
                                                           Beverage Business

CAPEX (millions)
         2000           2001         2002E
          €60            €65           €44

Depreciation (ex-goodwill) (millions)
         2000           2001         2002E
          €52            €54           €55

Source:  Schmalbach-Lubeca financials under International Accounting Standards

[Ball Logo]
[Slide 16]

                                                           Financial Impact

o        Transaction should be at least 15% accretive in first full year
o        Ball to refinance existing bank debt
o        Existing public bonds to remain in place
o        Leverage will be within acceptable limits
         -  Less relative leverage than Reynolds transaction (3.0x Debt/EBITDA versus 4.4x at time of Reynolds)
         -  Expect to maintain current credit rating with both agencies

[Ball Logo]
[Slide 17]

                                                            Near-Term Focus

o        Successful integration of Schmalbach-Lubeca while not losing momentum in existing businesses
o        Commitment to debt reduction
o        Maximize earnings, cash flow and return on investment

[Ball Logo]
[Slide 18]